GUARANTEES (Tables)	12 Months Ended
Oct. 31, 2023
Guarantees [Abstract]
Standard Warranty
A summary of the standard warranty accrual activity is shown in the table below.

	October 31,
	2023	2022
	(in millions)
Standard warranty accrual, beginning balance	$30	$30
Accruals for warranties including change in estimates	57	50
Settlements made during the period	(58)	(50)
Standard warranty accrual, ending balance	$29	$30

Accruals for warranties due within one year	$29	$30